CONSOLIDATED BALANCE SHEET	Dec. 31, 2024 USD ($)
ASSETS
Current assets	$ 0
Other assets	0
Total Assets	0
LIABILITIES AND EQUITY
Current liabilities	0
Other liabilities	0
Commitments and contingencies
Equity:
Common Stock, par value $.001 per share; 1,000 shares authorized; 1,000 (2024) shares issued	1
Additional paid-in capital	0
Due from shareholder	(1)
Retained earnings	0
Accumulated other comprehensive loss	0
Total Equity	0
Total Liabilities and Equity	$ 0